UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 26, 2023
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Morphic Holding, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-38940	47-3878772
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

35 Gatehouse Drive, A2
Waltham,	Massachusetts	02451
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (781) 996-0955
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	MORF	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officer; Compensatory Arrangements of Certain Officers.
Morphic Holding, Inc. (“Morphic” or “our”) announces that Praveen Tipirneni, M.D., our Chief Executive Officer, experienced an unexpected medical event, is actively recovering, and is taking a temporary medical leave of absence. Effective immediately, our Chief Financial Officer and Chief Operating Officer, Marc Schegerin, M.D., and our President, Bruce N. Rogers, Ph.D., will assume day-to-day operational responsibilities in the near-term. Biographical information for Dr. Rogers and Dr. Schegerin may be found in Morphic’s definitive proxy statement relating to its 2023 Annual Meeting of Shareholders filed with the U.S. Securities and Exchange Commission (the “Commission”) on April 21, 2023.

A copy of a press release dated September 26, 2023 announcing this appointment has been included as Exhibit 99.1 to this Current Report on Form 8-K but shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
99.1	Press release issued by Morphic Holding, Inc. dated September 26, 2023.
104	The cover page on this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORPHIC HOLDING, INC.

Date: September 26, 2023	By:	/s/ Marc Schegerin
Marc Schegerin, M.D.
Chief Financial Officer and Chief Operating Officer